===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-10308

                                  ------------


                      OCTOBER 21, 1998 (OCTOBER 21, 1998)
               (Date of Report (date of earliest event reported))


                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                06-0918165
    (State or Other Jurisdiction of                   (IRS Employer
    Incorporation or Organization)                 Identification No.)

            6 SYLVAN WAY,
        PARSIPPANY, NEW JERSEY                            07054
(Address of Principal Executive Office)                (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      NONE
      (Former name, former address and former fiscal year, if applicable)

===============================================================================

ITEM 5. OTHER

Attached hereto as Exhibit 99.1 are financial schedules summarizing restated revenue and EBITDA by business segment for all four quarters of 1997 and the first and second quarters of 1998. Each segment is also presented with revenues and revenue drivers for lines of business within the segment.

ITEM 7. EXHIBITS

Exhibit
  No.        Description
-------      -----------
 99.1        Revenue Drivers

                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENDANT CORPORATION



                                      BY: /s/ James E. Buckman
                                          -------------------------------
                                          James E. Buckman
                                          Senior Executive Vice President
                                          and General Counsel


Date: October 21, 1998

                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED OCTOBER 21, 1998 (OCTOBER 21, 1998)


                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Revenue Drivers